UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                 August 14, 2007

                        Frontier Airlines Holdings, Inc.
             (Exact name of registrant as specified in its charter)

           Delaware                 000-51890               20-4191157
          (State of                (Commission           (I.R.S. Employer
        Incorporation)             File Number)          Identification No.)

          7001 Tower Road, Denver, Colorado                     80249
       (Address of principal executive offices)               (Zip Code)

                                  720-374-4200
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(c) On August 14, 2007, Frontier Airlines Holdings, Inc. announced the appointment of Sean Menke as the Company's President and Chief Executive Officer. Mr. Menke also will be appointed to the Company's Board of Directors. He will join the Company in September 2007, replacing Jeff Potter, who on August 1, 2007 announced his resignation as the Company's Chief Executive Officer. Mr. Potter will remain on the Company's Board of Directors.

Mr. Menke was the Executive Vice President, Commercial Strategy for Air Canada from May 2007 to August 2007, and was Executive Vice President and Chief Commercial Officer for Air Canada from July 2005 to May 2007. Mr. Menke is 38 years old and has over 15 years of aviation experience, including serving as Frontier Airlines' Senior Vice President - Chief Operating Officer from July 2004 to July 2005, Senior Vice President-Marketing from November 2003 to June 2004, and Vice-President-Marketing and Planning from June 2000 to November 2003. Mr. Menke held various positions with United Airlines, America West Airlines, and Western Pacific Airlines before his prior tenure at Frontier Airlines. Mr. Menke holds an executive MBA from the University of Denver, as well as dual Bachelor's degrees in Economics and Aviation Management from Ohio State University.

(e) Mr. Menke will receive an annual salary of $325,000, and will be eligible to participate in the Company's Executive Bonus Plan and Equity Incentive Plan at the same level as Mr. Potter. Mr. Menke will receive initial grants of 100,000 stock option stock appreciation rights (SOSARs) and 30,000 restricted stock units (RSUs) under these plans. The SOSARs have a ten-year expiration term and will vest 20% on each of the first five anniversaries of the grant. The RSUs vest 100% on the fifth anniversary of the grant. A detailed discussion of the Executive Bonus Plan and Equity Incentive Plan and the Chief Executive Officer's potential compensation under these plans is included as part of the Company's Proxy Statement filed with the Securities and Exchange Commission on July 27, 2007. Copies of these plans are filed with the Securities and Exchange Commission as Exhibits 10.21 and 10.22, respectively, to the Company's Report on Form 10-K for the fiscal year ended March 31, 2005. In addition, the Company will pay certain expenses related to Mr. Menke's transition from Air Canada to the Company.

Item 7.01 Regulation FD Disclosure.

A press release relating to Mr. Menke's appointment is furnished and attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(d)   Exhibits

      99.1 Press release dated August 14, 2007 entitled "Sean Menke Returns to Frontier Airlines as President and Chief Executive Officer."

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                             FRONTIER AIRLINES HOLDINGS, INC.

Date: August 14, 2007

                                              By: /s/  Paul H. Tate
                                              ----------------------------------
                                              Its: CFO